September 4, 2012 Merger With Power Fuels Creates a Leading Environmental Services Company Focused on Energy & Industrial End-Markets Exhibit 99.2

Legal Disclaimer
2
ABOUT FORWARD-LOOKING STATEMENTS:
This presentation may contain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Words such as
"expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements in the press release include, without limitation forecasts of growth, revenues, adjusted EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release.  Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Badlands Energy, LLC (“Power Fuels”); whether certain markets grow as anticipated; and the competitive and regulatory environment.  Additional risks and uncertainties are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the Current Report on Form 8-K filed on April 10, 2012, as well as the Company's other reports filed with the United States Securities and Exchange Commission and are
available at http://www.sec.gov/ as well as the Company's website at http://heckmanncorp.com/.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Heckmann and Power Fuels to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Heckmann or Power Fuels; failure to receive the approval of the stockholders of Heckmann for the issuance of stock for the transaction; and difficulties in connection with the process of integrating Heckmann and Power Fuels, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that Heckmann intends to file with the SEC in connection with the proposed transaction.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
Neither Heckmann, Power Fuels nor the combined company are responsible for updating the information contained in this document beyond the publication date.
ABOUT NON-GAAP FINANCIAL MEASURES:
This presentation contains non-GAAP financial measures as defined by the rules and regulations of the SEC.  A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of Heckmann; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For a reconciliation of these non-GAAP financial measures to their comparable GAAP financial measures please see the Appendix to this presentation.
These non-GAAP financial measures are provided because management of Heckmann uses these financial measures in maintaining and evaluating Heckmann’s ongoing financial results and trends.
Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators.  Management believes that excluding items such as acquisition expenses, amortization of intangible assets and stock-based compensation, among other items that are inconsistent in amount and frequency (as with acquisition expenses), or determined pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-GAAP financial measures facilitates a more meaningful evaluation of Heckmann’s current operating performance and comparisons to the past and future operating performance.  Heckmann believes that providing non-GAAP financial measures such as EBITDA, adjusted EBITDA, adjusted net income (loss), and adjusted net income (loss) per share, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by Heckmann’s management in its financial and operational decision-making.  These non-GAAP measures should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP.

Transaction Overview
Consideration
(1)
Transaction
Relative Ownership
Financing
Timing and
Approval Process
Pro Forma
Organization
Merger of Heckmann Corporation (“Heckmann” or “HEK”) and Badlands Energy, LLC (“Power Fuels”)
Power Fuels is the largest environmental services company in the Bakken Shale area in North Dakota, a leading unconventional shale oil basin
Focused on water management, treatment, disposal, and environmental solutions
95.0 MM HEK shares, $125 MM in cash and the refinancing / assumption of $150 MM of Power Fuels debt
Shares subject to a two-year lockup agreement
$531 million Enterprise Value of Power Fuels
Implies a multiple of 3.4x Power Fuels’ LTM EBITDA
(2)
of $154.7 million
62% Heckmann stockholders / 38% Power Fuels stockholders upon completion of the proposed transaction
247 MM pro forma shares outstanding
Heckmann is currently working with its bank group to expand its current credit facility
Pro forma leverage as of June 30, 2012 is reduced to approximately 2.6x pro forma LTM EBITDA
(3)
Approval by Heckmann stockholders
Customary regulatory approvals
Anticipated closing in Q4 2012
Dick Heckmann will serve as Executive Chairman
Mark Johnsrud, owner of Power Fuels, will become Vice Chairman & CEO of combined company
Jay Parkinson, formerly a Managing Director at Jefferies, will become CFO (near-term start date)
Chris Chisholm will continue with the Company as CFO of newly created Fluids Management Division, which will include
Power Fuels
(1) Calculations use Heckmann share price as of August 31, 2012.
(2) LTM EBITDA as of 6/30/2012.
(3)
3
Pro-forma financial results include the effect of Heckmann Environmental Services (HES – formerly Thermo Fluids Inc., or TFI) as if acquired on July 1, 2011.
Heckmann completed the acquisition of TFI on April 10, 2012. On September 30, 2011 Heckmann completed the divestiture of China Water & Drinks, Inc., which formed the Company’s bottled water business segment. The Company reclassified its bottled water segment as discontinued operations in 2011 and its comparable period results reflect this change.

Daily Oil Production (Bbls/day)
Average Rig Count

North Dakota Wells Spud
WTI ($/Bbl)

Power Fuels Snapshot
North Dakota-based environmental services provider focused
on transportation, treatment, disposal and environmental
services
Leading market position in the Bakken Shale basin, a premier unconventional oil shale
Significant recurring revenue base
Multi-year revenue  opportunity on each well drilled, creates annuity-like revenue stream
Mark Johnsrud is the Company owner and CEO
Top customers include Hess Corporation, Statoil, Whiting
Petroleum and Denbury Resources
Comprehensive suite of assets, including:
Nearly 500 tanker-trucks and vacuum trucks
19 saltwater disposal wells in the core of the Bakken, with
permits on file for additional disposal wells
More than 2,500 frac tanks, 1,600 other fluid handling
tanks, solid waste tanks, and other environmental service
equipment
(1)
Significant North Dakota Oil Production Growth
(2)
Growth in Bakken Wells Creates Multi-Year Annuity
(2)
4
0
50
100
150
200
250
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12
Average Daily Oil Production (Bbls/day) Average Rig Count
$-
$20
$40
$60
$80
$100
$120
0
50
100
150
200
250
300
Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12
Wells Spud WTI ($/Bbl)
2011 EBITDA of $114.8 MM
LTM 6/30/2012 EBITDA of $154.7 MM
(1)   In process of selling 18 heavy  hauling trucks and 200 frac tanks to be completed  3Q 2012; numbers referenced are net of these dispositions.
(2)   Source: North Dakota Industrial Commission Department of Mineral Resources as of 8/2/2002.

HECKMANN CORPORATION

Power Fuels

HECKMANN CORPORATION

Dick Heckmann Mark Johnsrud Jay Parkinson James Devlin Chuck Gordon
Executive Chairman of the
Board of Directors
Chief Executive Officer, Vice
Chairman of the Board of
Directors
Executive Vice President &
Chief Financial Officer
President, Recycling Division President, Fluids
Management Division
Has served Chairman and Chief
Executive Officer and as a
director of Heckmann
Corporation since May 2007
Previously served as Chairman
of the board of directors and
Chief Executive Officer of K2,
a manufacturer of sporting
goods equipment, Chairman,
Chief Executive Officer and
President of USFilter, which he
founded in 1990
Currently part owner of the
National Basketball
Association’s Phoenix Suns
franchise, director of board of
directors of Jarden Corporation,
served on the Corporate
Accountability and Listing
Standards Committee for the
NYSE
Has served as Chief Executive
Officer of Power Fuels since he
acquired the business in 2005
Previously worked as a senior
executive at several financial
services firms, most recently as
a Managing Director and Senior
Vice President at Bank of
America
Received an M.S. in economics
from Texas A&M University,
and a B.S. from North Dakota
State University
Joins Heckmann from Jefferies
& Company, Inc., where he was
a Managing Director in the
Investment Banking Group
Previously worked  in the
Investment Banking Group at
Johnson Rice & Company, in
the Corporate Planning group at
Albertsons, Inc., and in the
United States Senate, where he
was a legislative aide
Received an M.B.A. from
Tulane University, an  M.S.
from the London School of
Economics, and a B.A. from
Georgetown University
Previously served as Chief
Executive Officer of Thermo
Fluids Inc., which was acquired
by Heckmann Corporation in
April 2012
Previously served as Regional
Vice President for Waste
Management, Inc., where he
was responsible for a $1.2
billion business unit covering
California and Arizona, with 27
years logistics and
environmental sectors
Received a B.S.B.A. from the
University of Arkansas
Has served as President and
Chief Operating Officer of
Heckmann Corporation since
October 2010
Previously served as President
and Chief Executive Officer of
Siemens Water Technologies, a
global business unit of Siemens
AG, Executive Vice President
of the Siemens Water &
Wastewater Systems Group
from 2005 to 2007 and as
Executive Vice President of the
USFilter Water & Wastewater
Services and Products Group
from 1999 to 2005
Received an MBA from the
Babcock School of Wake Forest
University and a B.S. from the
University of South Dakota
Highly Experienced Management Team to Execute Integration &
Growth Strategy
5

Customers
Our customers are more focused than ever on health, safety, and environment (“HSE”)
matters
Heckmann Corporation and Power Fuels Are Merging to Form the Country’s
Preeminent Environmental Services Company Dedicated to the Responsible
Movement, Recycling and Disposal of Restricted Fluids
Unique
Environmental
Challenges of
Domestic
Energy (Shale
Oil & Gas)
Domestic energy is creating a new, rapidly growing, highly beneficial segment of the
U.S. economy
6
Our customers are demanding a nationwide service presence
Customers require their service providers to be deeply concerned, experienced, and vigilant about HSE matters
They need to rely on a significant, experienced nationwide service provider who can be on their sites daily, assisting them in compliance with State and Federal environmental regulations, while providing cost effective solutions for handling the fluids and solids generated by their activities
We have become the largest dedicated service provider of comprehensive shale-focused environmental capabilities
We expect that domestic energy expansion over the coming decades will continue to provide us with a market dynamic rarely experienced in a new industry
The commercialization of shale oil and gas basins has unlocked vast oil and gas resource located in the onshore United States
The growth potential in domestic energy is unmatched relative to the broader economy, and is creating whole new industries, including the one we operate in
The ability to extract this resource in a clean & environmentally responsible fashion will be the critical focus of shale exploration & production companies

Fluid Management is an Essential Part of Shale Operations with a
Highly Recurring Revenue Stream…
7
We will have leading positions in key shale basins, with over 70% of shale-related revenues from oil and liquids-rich areas
Fluids and solids generated from the hydraulic fracturing process ultimately require either recycling, reprocessing, re-use, or disposal resulting in the need for environmental services that continues during the entire life of the well
Combined business provides the energy industry a leading environmental services platform with the opportunity to leverage compliant oil, water and solids separation technologies
We manage daily over 1,300 heavy duty vehicles across the nation operated by experienced drivers with electronic monitoring and documentation of all aspects of environmental, safety and DOT compliance and patent-pending invoicing and billing
We will interface with customer SCADA systems to electronically invoice customers accurately and timely for all services rendered
Platform provides full service compliant reuse, recycle, and disposal solutions throughout the life-cycle of the well, creating a recurring revenue base for our business
Going forward, Chuck Gordon will be Division President of the Fluid
Management Division

Going forward, the TFI business will become the Recycling Division, and be run by James Devlin as Division President
Leveraging the TFI Acquisition to Further Expand Our
Environmental Platform and Service Offering…
8
The TFI team has a deep working knowledge of the base oil/water and oil/solids separation technology required to cost effectively recycle/ reuse or dispose of the residual streams
The TFI operating team are well-versed in all aspects of environmental law and compliance, with years of collective experience at large environmental services companies
A key strategy going forward will be leveraging this experience and technology to bring additional products, services, and expertise to our customers
TFI provides our business with a very predictable base of revenue and earnings through the core hydrocarbon collection and recycling business
TFI is the foundation for our strategy of centralized recycle/reuse and disposal facilities strategically located to service the domestic oil and gas market
TFI also has a technology component that, combined with the fluids handling capability, will provide oil and gas customers with a full service solution for their environmental needs over the lifecycle of a well resulting in a strong recurring revenue stream with margins that are commensurate with a value-added offering

Our Customers Across the U.S. Rely on Us on a Daily Basis to Responsibly
Manage the Transportation, Handling, Disposal, and Recycling of Their
Most Restricted Fluids
Transport Treat / Recycle Dispose
9

Combined Company Will Be a Leading National Environmental Delivery,
Distribution, & Treatment System Providing On-Site, Value-Added Customer
Solutions
One of the
country’s leading
providers of full-
cycle service to
restricted
products:  pick-up,
transport, delivery
to final destination
Combined
company has over
20,000 customers
Provides on-site,
value-added
environmental
solutions to our
customers
Haynesville
Tuscaloosa Marine Shale
Marcellus / Utica
Mississippian Lime
Barnett
Permian
Eagle Ford / Eaglebine
Bakken
Liquids Rich Area
Gas-Rich Area
Industrial End-Market
Operating Area
10

Strategically & Financially Compelling Transaction
Immediate Leading Market Position in the Bakken Shale Basin, a Premier Unconventional
Oil Shale and a Very High Barrier to Entry Market
Transaction Highly Accretive to EPS
Reduction in Pro Forma Leverage to 2.6x LTM Adjusted EBITDA
(1)
Combination Results in Top-Tier Operating Team
Significant Opportunity for Revenue Synergies
Expands Oil Leverage – Greater than 70% of Pro Forma Combined Shale Revenues from
Oil/Liquids Basins
Increase in Size & Scale – Pro Forma Combined LTM EBITDA of $222 million
High Recurring Revenue Stream
11
(1)
As compared to pro forma HEK leverage, which include the effect of Heckmann Environmental Services (HES – formerly Thermo Fluids Inc., or TFI) as if acquired on July 1, 2011.
Heckmann completed the acquisition of TFI on April 10, 2012. On September 30, 2011 Heckmann completed the divestiture of China Water & Drinks, Inc., which formed the Company’s bottled water business segment. The Company reclassified its bottled water segment as discontinued operations in 2011 and its comparable period results reflect this change.

Power Fuels Historical Summary Financial Data
(1)
($Millions)
12
2011 2012
1H 2H FY 1H LTM
Total Revenue 114.9 $                     160.7 $                    275.6 $                    202.8 $                    363.5 $
Total Direct Expenses (70.3) (95.1) (165.3) (124.3) (219.4)
Gross Profit 44.7 $                   65.6 $                   110.3 $                  78.5 $                   144.1 $
Margin % 39% 41% 40% 39% 40%
Total SG&A (6.9) $                       (13.0) $                     (19.9) $                     (10.5) $                     (23.6) $
EBIT 37.8 $                      52.6 $                      90.4 $                      68.0 $                      120.6 $
Margin % 33% 33% 33% 34% 33%
Gain (Loss) on Sale of Assets 0.0 $                        (0.3) $                       (0.3) $                       0.1 $                         (0.2) $
Interest Expense (2.1) (3.0) (5.2) (4.3) (7.4)
Income Tax Expense - - - - -
Net Income 35.7 $                    49.3 $                   84.9 $                   63.7 $                   113.0 $
EBITDA 47.7 $                    67.2 $                   114.8 $                  87.5 $                   154.7 $
Margin % 41% 42% 42% 43% 43%
(1)
Power Fuels’ historical financials reflect the removal of a related entity, Badlands  Development II, LLC, as it will not be a part of this transaction.

Heckmann Power Fuels
Pro Forma
Combined Company
LTM Revenue
(1,2)
$336 MM $363 MM $699 MM
LTM Adj. EBITDA
(1,2)
$67 MM $155 MM $222 MM
Employees
1,500+ 1,500+ 3,000+
Unconventional /
Shale Basins Serviced
Eagle Ford, Haynesville, Barnett,
Eaglebine, Permian, Tuscaloosa
Marine, Mississippian Lime,
Marcellus and Utica
Bakken
All leading U.S. basins, majority oil-
and liquids-focused with balance from
key natural gas plays
Industrial Markets
Served
18 States, primarily Southeast,
Central and Western U.S.
None
Large national presence, with
significant revenue synergy
Corporate HQ
Coraopolis, PA Watford City, ND Scottsdale, AZ
Scale & Geographic Diversity to Provide Top-Tier Environmental
Solutions to Our Customers
13
(1)
As of 6/30/2012. Pro-forma financial results include the effect of Heckmann Environmental Services (HES – formerly Thermo Fluids Inc., or TFI) as if acquired on July 1, 2011. Heckmann completed the acquisition of TFI on April 10, 2012. On September 30, 2011 Heckmann completed the divestiture of China Water & Drinks, Inc., which formed the Company’s bottled water business segment. The Company reclassified its bottled water segment as discontinued operations in 2011 and its comparable period results reflect this change.
(2)
Power Fuels’ unaudited LTM revenue and EBITDA reflect the removal of a related entity, Badlands Development II, LLC, as it will not be a part of this transaction.

Transaction Timeline Announcement SEC Review Stockholder Vote Regulatory Filings / Review Closing September October November December 14

Appendix 15

Pro Forma Adjusted EBITDA Reconciliation (Unaudited)
($Millions)
Heckmann
Corporation
(1)
Power Fuels (2)
Transaction
Adjustments
(3)
Pro Forma
Combined
Heckmann
Corporation
(1)
Power Fuels (2)
Transaction
Adjustments
(3)
Pro Forma
Combined
Six Months Ended June 30, Twelve Months Ended June 30,
2012 2012 2012 2012 2012 2012 2012 2012
Revenue 173.2 $                      202.8 $                     - $                          376.0 $                     335.6 $                     363.5 $                     - $                          699.1 $
Adjusted EBITDA Reconciliation:
Income (loss) from continuing operations 8.5 $                              63.7 $                           (0.1) $                            72.1 $                            7.8 $                              113.0 $                          (1.6) $                            119.2 $
Add Back:
Income tax expense (benefit) (21.9)                              -                                (3.1)                                (25.0)                             (22.4)                             -                                (6.2)                                (28.6)
Interest expense (income) 13.0                               4.3                                 2.7                                 20.0                              25.3                               7.4                                 6.7                                 39.4
Depreciation 18.6                               19.5                               -                                38.2                               32.8                               34.1                               -                                66.9
Amortization 7.5                                 0.0                                 0.5                                 8.0                                 14.4                               0.0                                 1.0                                 15.5
(Gain) loss on sale of assets (0.0)                               (0.1)                                -                                (0.1)                                (0.0)                               0.2                                 -                                0.2
EBITDA 25.7 $                        87.5 $                        - $                          113.3 $                      58.0 $                       154.7 $                      - $                          212.7 $
Margin (%) 15% 43% NA 30% 17% 43% NA 30%
Adjustments:
Transaction costs
(4)
2.7 $                              - $                             - $                             2.7 $                              3.5 $                              - $                             - $                             3.5 $
Stock-based compensation
(5)
1.5                                  -                                -                                1.5                                  2.8                                 -                                -                                2.8
Earn-out adjustments
(6) -                                -                                -                                -                                (5.8)                                -                                -                                (5.8)
Pipeline start-up
(7)
2.0                                 -                                -                                2.0                                 4.1                                  -                                -                                4.1
China litigation
(8)
-                                -                                -                                -                                1.1                                  -                                -                                1.1
Other 3.6                                 -                                -                                3.6                                 3.6                                 -                                -                                3.6
Adjusted EBITDA 35.5 $                        87.5 $                        - $                          123.1 $                      67.2 $                        154.7 $                      - $                          221.9 $
Margin (%) 21% 43% NA 33% 20% 43% NA 32%
Total Debt 271.6 $                          567.1 $
Total Debt / LTM EBITDA 4.0x 2.6x
16
(1)
Pro-forma financial results include the effect of Heckmann Environmental Services (HES – formerly Thermo Fluids Inc., or TFI) as if acquired on July 1, 2011. Heckmann completed the acquisition of TFI on April 10, 2012. On September 30, 2011 Heckmann completed the divestiture of China Water & Drinks, Inc., which formed the Company’s bottled water business segment. The Company reclassified its bottled water segment as discontinued operations in 2011 and its comparable period results reflect this change.
(2)
Power Fuels’ unaudited LTM revenue and EBITDA reflect the removal of a related entity, Badlands Development II, LLC, as it will not be a part of this transaction.
(3)
Transaction adjustments reflect impact as if acquisition of Power Fuels occurred July 1, 2011 and giving effect to associated taxes, amortization of financing costs and resulting interest expense.
(4)
Legal, advisory, diligence and other non-capitalized transaction expenses associated with the TFI Acquisition and other completed and potential acquisitions, credit facilities, other financing activities.
(5)
Reflects non-cash stock-based compensation pursuant to the Company’s 2009 Equity Compensation Plan.
(6)
We typically include equity compensation in the form of earn-out payments as a portion of the consideration for acquisitions we have made. These payments have business performance targets associated with them and may vary in size over time depending on actual business results until the balance of the earn-out consideration has been paid. Adjustments reflect performance-related reductions in our earn-out liabilities.
(7)
Expenses associated with commissioning and start-up of our Haynesville fresh and waste water pipeline, including repair and remediation resulting from leaks and breakages.
(8)
As described in greater detail in Note 11, Commitments and Contingencies, to our 2011 consolidated financial statements, we and certain of our directors and officers are involved in litigation arising from or relating to our China Water acquisition in October 2008, including a purported class action and a derivative action. In addition, on June 10, 2011, we received a subpoena from the Denver Regional
Office of the SEC seeking information and documents concerning China Water. The litigation and the SEC inquiry have resulted in substantial legal fees and expenses.

Important Additional Information
17
This communication does not constitute a solicitation of any vote or approval. The proposed merger transaction between Heckmann and Power Fuels will be submitted to the stockholders of
Heckmann in order to obtain approval for the issuance of stock as required by the listing standards of the New York Stock Exchange.  In connection with the proposed merger Heckmann will file with the United States Securities and Exchange Commission (the "SEC") a proxy statement to be used to solicit the required approval of its stockholders.  INVESTORS AND STOCKHOLDERS
OF HECKMANN ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT
DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE
PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive proxy statement will be sent to stockholders of Heckmann seeking their approval of the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed by Heckmann with the SEC from the SEC's website at http://www.sec.gov.  In addition, investors may obtain free copies of the documents filed with the SEC by contacting Heckmann’s Investor Relations at (212) 481-2050 or by accessing Heckmann’s investor relations website at www.heckmanncorp.com.
Heckmann and its respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Heckmann’s stockholders with respect to the transaction.  Information about these persons is set forth in Heckmann’s proxy statement relating to its 2012 Annual Meeting of Stockholders as filed with the SEC on March 27
2012, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above. Stockholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Heckmann's stockholders generally, by reading the proxy statement and other relevant documents regarding the transaction (when available), which will be filed with the SEC.